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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  August 29, 2000

                            CABLETRON SYSTEMS, INC.
                            -----------------------
              (Exact name of Registrant as Specified in Charter)

          DELAWARE                        0-10228                  04-2797263
------------------------------        ----------------         -------------------
(State or Other Jurisdiction          (Commission File          (I.R.S. Employer
    Of Incorporation)                     Number)              Indentification No.)

           35 Industrial Way, Rochester, NH                           03867
        ----------------------------------------                    ----------
        (Address of Principal Executive Offices)                    (Zip Code)

                                (603) 332-9400
                                --------------
              (Registrant's telephone number including area code)


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ITEM 5.  INVESTMENT IN CAPITAL STOCK
         ---------------------------

     In connection with an investment on August 29, 2000, by an investor group led by Silver Lake Partners, L.P. ("Silver Lake") (collectively, the "Investors") in Cabletron Systems, Inc., a Delaware corporation ("Cabletron") and its four separate operating subsidiaries: Aprisma Management Technologies, Inc., a Delaware corporation ("Aprisma"), Enterasys Networks, Inc., a Delaware corporation ("Enterasys"), GlobalNetwork Technology Services, Inc., a Delaware corporation ("GNTS"), and Riverstone Networks, Inc., a Delaware corporation ("Riverstone") (collectively, the "Operating Subsidiaries"), Cabletron and the Investors have entered into the following agreements (collectively, the "Agreements"):

 .    Amended and Restated Securities Purchase Agreement, dated as of August 29,
     2000, between Cabletron and Silver Lake (the "Purchase Agreement").

 .    Assignment Agreement, dated as of August 29, 2000, among the Investors.

 .    Standstill Agreement, dated as of August 29, 2000, between Cabletron and the Investors.

 .    Certificate of Designation for Series A and Series B Convertible Preferred
     Stock of Cabletron.

 .    Form of Class A Warrant of Cabletron.

 .    Form of Class B Warrant of Cabletron.

 .    Registration Rights Agreement dated as of August 29, 2000, among Cabletron and the Investors.

 .    Registration Rights Agreement, dated as of August 29, 2000, among Aprisma and the Investors.

 .    Registration Rights Agreement, dated as of August 29, 2000, among Enterasys and the Investors.

 .    Registration Rights Agreement, dated as of August 29, 2000 among GNTS and the Investors.

 .    Registration Rights Agreement, dated as of August 29, 2000 among Riverstone and the Investors.

     A copy of each of the Agreements is attached hereto as Exhibits 2.1 through 2.11, respectively, and are incorporated herein by reference.

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RIGHTS OF THE INVESTORS REGARDING CABLETRON

     Pursuant to the terms of the Purchase Agreement, in consideration of $90,000,000, Cabletron agreed to issue a number of securities to the Investors and on August 30, 2000, Cabletron issued to the Investors (i) 65,000 shares of its Series A Preferred Stock and 25,000 shares of its Series B Preferred Stock, both of which are participating convertible preferred stock and (ii) Class A Warrants to purchase up to 250,000 shares of Cabletron common stock for an initial exercise price of $45.00 per share and Class B Warrants to purchase up to 200,000 shares of Cabletron common stock for an initial exercise price of $35.00 per share. The terms and relative preferences of the preferred stock are detailed in the Certificate of Designation, attached as Exhibit 2.4.

     Cabletron also has agreed to issue to the Investors warrants to purchase additional shares of its common stock if, prior to an initial public offering of the capital stock of any of the Operating Subsidiaries, a distribution of the capital stock of any of the Operating Subsidiaries to Cabletron stockholders, or a sale of a majority of the assets or voting stock of any of the Operating Subsidiaries, Cabletron:

  . determines to recombine a majority of the assets of an Operating Subsidiary with Cabletron;

  . informs the Investors that an Operating Subsidiary does not intend to engage in an initial public offering, a distribution of its capital stock to Cabletron stockholders or a sale of a majority of its assets or voting stock;

  . grants to employees of an Operating Subsidiary rights to acquire capital stock of Cabletron in consideration of the cancellation of substantially all of the options to acquire capital stock of an Operating Subsidiary held by employees; or

  .  is acquired by a third party.

     In connection with the investment in Cabletron by the Investors, Cabletron has agreed to appoint a representative of Silver Lake to the Board of Directors of Cabletron for so long as the Investors own at least 35% of their original investment in Cabletron and the Operating Subsidiaries. Mr. David J. Roux will be appointed to serve as the initial Silver Lake appointee to the Board of Directors of Cabletron, serving until the next annual meeting of shareholders.

     David J. Roux is currently a general partner of Silver Lake, which he co-founded in January 1999. From February 1998 to November 1998, he served as the Chief Executive Officer and President of Liberate Technologies. From September 1994 until December 1998, Mr. Roux held various management positions with Oracle, most recently as Executive Vice President of Corporate Development. Before joining Oracle, Mr. Roux served as Senior Vice President, Marketing and Business Development at Central Point Software from April 1992 to July 1994. From October 1987 to April 1992, Mr. Roux served in various capacities at Lotus, a software company, most recently as Senior Vice

                                      -3-
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President of the Portable Computing Group. Before joining Lotus, Mr. Roux co-
founded and served as the Chief Executive Officer of Datext, a CD ROM publishing company, from June 1984 to October 1987. Mr. Roux currently serves as Chairman of the Board of Liberate Technologies and also serves on the boards of SubmitOrder, Xoriant and Kibu.

RIGHTS OF THE INVESTORS REGARDING THE OPERATING SUBSIDIARIES

     In addition, in accordance with the terms of the Purchase Agreement, each of the Operating Subsidiaries has granted to the Investors certain rights to purchase common stock of the Operating Subsidiaries. The rights the Operating Subsidiaries have granted, or may be obligated to grant, to the Investors are described below.

     In connection with the investment in Aprisma by the Investors, Cabletron has agreed to appoint a representative of Silver Lake to the Aprisma Board of Directors, commencing at the time the Investors exercise enough stock purchase rights to purchase at least 2.25% of the common stock of Aprisma, to serve until certain other conditions are met.

     In addition, Cabletron has agreed to cause the Operating Subsidiaries to allow a designee of Silver Lake to observe meetings of their board of directors in a non-voting capacity from August 29, 2000 until such time as the Operating Subsidiary's capital stock is distributed to Cabletron stockholders. This designee is entitled to receive the same notices and materials that are provided to board members and is entitled to be informed about, and to comment on, significant decisions made by the board.

Stock Purchase Rights Issued on August 30, 2000. Cabletron has granted to the Investors rights to purchase shares of the common stock of the Operating Subsidiaries in the following amounts:

Aprisma:

  . up to 388,889 shares of common stock at an initial exercise price of $8.68, (the "Aprisma Callable Stock Purchase Rights");

  . up to an additional 777,778 shares of common stock at an initial exercise price of $8.68;

  . up to an additional 777,778 shares of common stock at an initial exercise price of $11.09; and

  . up to an additional 259,259 shares of common stock at an initial exercise price of $15.24.

                                      -4-
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Enterasys:

  . up to 785,943 shares of common stock at an initial exercise price of $7.82, (the "Enterasys Callable Stock Purchase Rights");

  . up to an additional 1,571,886 shares of common stock at an initial exercise price of $7.82;

  . up to an additional 1,571,886 shares of common stock at an initial exercise price of $10.88; and

  . up to an additional 523,962 shares of common stock at an initial exercise price of $15.55.

GNTS:

  . up to 346,405 shares of common stock at an initial exercise price of $7.58, (the "GNTS Callable Stock Purchase Rights");

  . up to an additional 692,811 shares of common stock at an initial exercise price of $7.58;

  . up to an additional 692,811 shares of common stock at an initial exercise price of $8.66; and

  . up to an additional 230,937 shares of common stock at an initial exercise price of $12.12.

Riverstone:

  . up to 911,765 shares of common stock at an initial exercise price of $8.55, (the "Riverstone Callable Stock Purchase Rights" and, collectively with the Aprisma Callable Stock Purchase Rights, Enterasys Callable Stock Purchase Rights and the GNTS Callable Stock Purchase Rights, the "Callable Stock Purchase Rights");

  . up to an additional 1,823,529 shares of common stock at an initial exercise price of $8.55;

  . up to an additional 1,823,529 shares of common stock at an initial exercise price of $9.87; and

  . up to an additional 607,843 shares of common stock at an initial exercise price of $12.50

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     The number of shares issuable upon exercise of the above stock purchase rights, as well as the initial exercise prices, are subject to adjustment to prevent dilution of the Investors' interest upon the occurrence of certain events. In addition, if these rights are exercised in connection with an initial public offering by an Operating Subsidiary, the exercise price will be equal to 90% of the gross price paid per share in the offering, if lower than the initial exercise price (except in the case of the Callable Stock Purchase Rights).

     These stock purchase rights become exercisable on the date of the earliest to occur of (i) the effectiveness of a registration statement with respect to an initial public offering of an Operating Subsidiary, (ii) the consummation of a sale of an Operating Subsidiary to an unrelated third party and (iii) the distribution by Cabletron of an Operating Subsidiary's capital stock to its stockholders without the Operating Subsidiary having first engaged in an initial public offering of stock. These rights expire on the date of the earliest to occur of (i) the effectiveness of a registration statement with respect to an Operating Subsidiary's initial public offering (if not exercised on such date),
(ii) the consummation of a sale of an Operating Subsidiary to an unrelated third party (if not exercised on such date) and (iii) twenty business days following the distribution by Cabletron of an Operating Subsidiary's capital stock to its stockholders without such Operating Subsidiary having first engaged in an initial public offering of its stock. In addition, Cabletron can require the Investors to exercise their right to purchase the Callable Stock Purchase Rights described above at the time of an Operating Subsidiary's initial public offering.

Stock Purchase Rights That May Be Issued by the Operating Subsidiaries in the Future. Cabletron also has agreed to cause the Operating Subsidiaries to issue warrants to purchase additional shares of their common stock to the Investors under certain circumstances. If the gross price per share of common stock issued in the initial public offering of an Operating Subsidiary multiplied by the number of shares of common stock outstanding immediately after its initial public offering exceeds a certain monetary initial public offering valuation target, the Operating Subsidiary will be required to issue to the Investors warrants to purchase additional shares of such Operating Subsidiary's common stock. The exercise price for these warrants will equal the gross price per share paid by the public in the Operating Subsidiary's initial public offering

     In addition, concurrently with a distribution by Cabletron of capital stock of an Operating Subsidiary to Cabletron stockholders, the Operating Subsidiary is required to issue warrants to the Investors to purchase a number of shares equal to the number of shares that the Investors would have received in such distribution if the Investors had exercised the Cabletron warrants they held immediately prior to the record date related to the distribution. The exercise price for these warrants will be determined on the basis of the market value of Cabletron and the relevant Operating Subsidiary at the time of issuance.

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REGISTRATION RIGHTS

Set forth below is a summary of the registration rights Cabletron and the Operating Subsidiaries have granted to the holders of warrants and rights to purchase their common stock described above.

Demand Rights. At any time, Investors that hold 25% or more of Cabletron's or an Operating Subsidiary's common stock issued upon exercise of the common stock purchase rights or warrants described above may request that Cabletron or an Operating Subsidiary register such shares of common stock, subject to the right, upon advice of underwriters, to reduce the number of shares proposed to be registered ratably among the demanding holders. Cabletron and the Operating Subsidiaries are obligated to effect only two registrations pursuant to such a request by holders of registration rights.

Piggyback Registration Rights. The Investors have unlimited rights to request that shares be included in any registration by Cabletron or an Operating Subsidiary of its preferred stock or common stock other than registrations of employee benefit plans, business combinations subject to Rule 145 under the Securities Act of 1933, convertible debt and certain other registrations. In initial and subsequent registrations, the underwriters may, for marketing reasons, exclude all or part of the shares requested to be registered on behalf of all stockholders having the right to request inclusion in such registration. In addition, Cabletron and each Operating Subsidiary has the right to terminate any registration initiated by it prior to its effectiveness, regardless of any request for inclusion by any stockholders.

Transferability. The registration rights are transferable upon transfer of the registrable securities.

     The foregoing description is qualified in its entirety by reference to the Agreements, all of which are attached hereto as Exhibits.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

2.1 Amended and Restated Securities Purchase Agreement, dated as of August 29, 2000, between Cabletron and Silver Lake.

2.2  Assignment Agreement, dated as of August 29, 2000, among the Investors.

2.3 Standstill Agreement, dated as of August 29, 2000, between Cabletron and the Investors.

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2.4  Certificate of Designation for Series A and Series B Convertible Preferred
     Stock of Cabletron.

2.5  Form of Class A Warrant of Cabletron.

2.6  Form of Class B Warrant of Cabletron.

2.7 Registration Rights Agreement dated as of August 29, 2000, among Cabletron and the Investors.

2.8 Registration Rights Agreement, dated as of August 29, 2000, among Aprisma and the Investors.

2.9 Registration Rights Agreement, dated as of August 29, 2000, among Enterasys and the Investors.

2.10 Registration Rights Agreement, dated as of August 29, 2000 among GNTS and the Investors.

2.11 Registration Rights Agreement, dated as of August 29, 2000 among Riverstone and the Investors.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CABLETRON SYSTEMS, INC.



     Date:  September 11, 2000          By /s/ David J. Kirkpatrick
                                           --------------------------
                                           David J. Kirkpatrick
                                           Chief Financial Officer and
                                           Director of Finance

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                                 EXHIBIT INDEX

Exhibit Number            Description

   2.1 Amended and Restated Securities Purchase Agreement, dated as of August 29, 2000, between Cabletron and Silver Lake.

   2.2         Assignment Agreement, dated as of August 29, 2000, among the
               Investors.

   2.3 Standstill Agreement, dated as of August 29, 2000, between Cabletron and the Investors.

   2.4 Certificate of Designation for Series A and Series B Convertible Preferred Stock of Cabletron.

   2.5         Form of Class A Warrant of Cabletron.

   2.6         Form of Class B Warrant of Cabletron.

   2.7 Registration Rights Agreement dated as of August 29, 2000, among Cabletron and the Investors.

   2.8 Registration Rights Agreement, dated as of August 29, 2000, among Aprisma and the Investors.

   2.9 Registration Rights Agreement, dated as of August 29, 2000, among Enterasys and the Investors.

   2.10 Registration Rights Agreement, dated as of August 29, 2000 among GNTS and the Investors.

   2.11 Registration Rights Agreement, dated as of August 29, 2000 among Riverstone and the Investors.